Exhibit 99.2


            FORM OF NOTICE OF GUARANTEED DELIVERY FOR

                       DEL MONTE CORPORATION



           This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Del Monte Corporation ("DMC") made pursuant to the Prospectus, dated ________ __, 1997 (the "Prospectus"), and the enclosed Letter of Transmittal (the "Letter of Transmittal") if certificates for Old Notes are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach DMC prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to Bankers Trust Company (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.



        DELIVERY TO: BANKERS TRUST COMPANY, EXCHANGE AGENT

                                                  By Overnight Mail
       By Mail:                By Hand:              or Courier:
---------------------   ---------------------   ---------------------------
BT Services Tennessee   Bankers Trust Company   BT Services Tennessee, Inc.
 Inc.                   Receipt & Delivery      Corporate Trust and
Reorganization Unit      Window                  Agency Group
P.O. Box 292737         123 Washington Street,  Reorganization Unit
Nashville, TN            1st Floor              648 Grassmere Park Road
 37229-2737             New York, NY  10006     Nashville, TN  37211

                          For information call:
                          ---------------------
                             (800) 735-7777

                          Confirm:  (615) 835-3572
                          Facsimile:  (615) 835-3701

           DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN
AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE
OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID
DELIVERY.

Ladies and Gentlemen:

           Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to DMC the principal amount of Old
Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer -- Guaranteed Delivery
Procedures" section of the Prospectus.


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Principal Amount of Old Notes Tendered:   Name(s) of Record Holders(s):


$_________________________________
                                         __________________________________
Certificate Nos. (if available):
                                         __________________________________
                                          Address(es):
__________________________________

__________________________________
                                         __________________________________

                                         __________________________________
If Old Notes will be delivered by        Area Code and Telephone Number(s):
book-entry transfer to The
Depositary Trust Company, provide
account number.
                                         __________________________________
                                          Signature(s):
Account Number___________________
                                         __________________________________

                                         __________________________________

           THE ACCOMPANYING GUARANTEE MUST BE COMPLETED.


                               2


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                             GUARANTEE

             (NOT TO BE USED FOR SIGNATURE GUARANTEE)

The undersigned, a firm that is a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office correspondent in the United States or any "eligible guarantor" institution within the meaning of Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, hereby (a) guarantees to deliver to the Exchange Agent, at one its address set forth above, the certificates representing all tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.


Name of Firm: ___________________       _________________________
                                         (Authorized Signature)

Address:_________________________

_________________________________

Area Code and
Telephone Number:________________
                                        Title:____________________
                                        Name:_____________________
                                        Date:_____________________




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